UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00032

American Funds Fundamental Investors

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Hong T. Le

American Funds Fundamental Investors

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Fundamental Investors® Annual report for the year ended December 31, 2023

Flexibility can help
uncover value in any
market environment

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

Fundamental Investors seeks long-term growth of capital and income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Refer to page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, refer to capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com for more information.

The fund’s 30-day yield as of December 31, 2023, was 1.29% for Class F-2 shares and 1.02% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula. The fund’s 12-month distribution rate as of that date was 1.32% for Class F-2 shares and 1.06% for Class A shares. Both Class A share values reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

13	Financial statements

37	Board of trustees and other officers

Fellow investors:

For the 12 months ended December 31, 2023, Fundamental Investors returned 26.16%. This figure includes reinvested dividends and capital gain distributions totaling $4.29 a share. Distributions include regular quarterly dividends of approximately 82 cents a share, a 16 cents a share special dividend, and long-term capital gain payments of $3.31 a share.

The fund’s strong absolute return roughly kept pace with its primary benchmark, the unmanaged S&P 500 Index, a market capitalization-weighted index of approximately 500 widely held common stocks, which returned 26.29% in 2023. Fundamental Investors has trailed slightly behind the S&P 500 over the five- and 10-year periods, but it continues to surpass the benchmark over its lifetime.

Markets beat expectations

When the year began, stubbornly high inflation and an aggressive rate-hiking regime from the U.S. Federal Reserve (the Fed) had some economists predicting recession was imminent. But markets proved more resilient than anticipated, reversing the prior year’s losses. The S&P 500 had positive returns in Q1 and Q2, and recovered from a dip in Q3 to end the year with a double-digit gain for Q4.

By year-end, it seemed the Fed may have achieved the so-called “soft landing” it sought. With the pace of inflation coming down significantly, further rate hikes have become less likely for 2024. In fact, some are even forecasting potential rate cuts. Unemployment has remained low, and the U.S. GDP has risen.

Results at a glance

For periods ended December 31, 2023, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

Fundamental Investors (Class F-2 shares)[2]	26.16%	13.75%	10.88%	12.47%
Fundamental Investors (Class A shares)	25.88	13.51	10.65	12.26
S&P 500 Index[3]	26.29	15.69	12.03	11.80

Past results are not predictive of results in future periods.

The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.

[1]	Lifetime returns are from August 1, 1978, the date Capital Research and Management Company began managing the fund.
[2]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	Source: S&P Dow Jones Indices. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Fundamental Investors	1

The year was eventful in other ways as well. Generative artificial intelligence (AI) captured the public’s attention, spurring innovations, controversies, and no shortage of think pieces. While AI technology has been discussed and studied by academics for decades, it was the emergence of creative, publicly available models that pushed the conversation into the mainstream.

OpenAI’s ChatGPT was AI’s Sputnik, and companies across sectors have rushed to launch their own metaphorical satellites, investing heavily in ways to integrate ChatGPT into their existing business, or in developing competing models. The fund holds several investments with the potential to benefit from the creation and adoption of AI technologies.

Inside the portfolio

U.S. market returns have become increasingly concentrated in mega cap technology companies, with 2023 being one of the most concentrated years since the dot-com bubble. Several of those companies drove much of the S&P 500’s return.

Large cap tech companies were also among the biggest contributors to the portfolio.

Broadcom, the fund’s top holding at 6.4% of the overall portfolio, nearly doubled in 2023. The company has established itself as one of the leading sellers of custom semiconductors used to train and run AI models. Broadcom’s acquisition of VMware, a key infrastructure software company, could also potentially add to earnings.

Other large holdings in the tech sector such as Meta Platforms (up 194.13%) and Microsoft (up 56.80%) were also a boon. Both companies are among the early leaders in developing and using cutting-edge AI models.

NVIDIA (238.87%), which manufactures chips used in the training of many large language models used by AI, was another top beneficiary of the growing interest in that technology. The portfolio missed out on some of those gains by having only a modest NVIDIA holding, but it is still positioned to potentially benefit by having a larger overall exposure to semiconductors than the S&P 500.

Aside from significant holdings in manufacturers like Broadcom and Taiwan Semiconductor (up 32.05%), the fund also has sizable investments elsewhere in the semiconductor sector, in companies such as Micron Technology (70.75%) and Applied Materials (66.43%). All of these companies are within the portfolio’s top 20 holdings. As AI’s demand for specialized computer chips continues and increases, that exposure could prove additive.

An overweight position in industrials was also beneficial, and it was there that security selection made the biggest difference against the index. TransDigm Group (up 60.66%), a manufacturer of aerospace components, benefited from the rebound in commercial air travel, which has recovered significantly after a steep, pandemic-induced decline.

But so too were there areas of the portfolio where security selection was a drag on returns. Consumer staples, for example, were less helpful than in years past, with losses in tobacco holdings Philip Morris (-7.04%), Altria (-11.75%) and British American Tobacco (-26.45%). Tobacco stocks are generally viewed as defensive, which aided returns in 2022, but do not usually perform as well in growth environments.

In health care, the picture was mixed. Larger holdings such as Novo Nordisk (52.78%) and Eli Lilly and Co. (59.34%) performed well, while smaller holdings such as Pfizer, Inc. (-43.81%) did not. Novo Nordisk made headlines last year with its product Ozempic, a diabetes medication that has proven popular for its weight-loss effects.

Fundamental Investors has the flexibility to invest up to 35% of the fund outside of the U.S., although exposure to non-U.S. equities stood at 16.6% as of December 31. With some notable exceptions (such as Novo Nordisk), international exposure has been a net drag on returns, as the U.S. market has dominated compared to most international markets. The S&P 500 has outperformed the MSCI World Index, which is the fund’s secondary benchmark, every year since 2010 with the sole exception of 2017. We remain confident in our flexible approach, however, and the fund is well positioned to take advantage of any changes to that trend.

Past results are not predictive of results in future periods.

2	Fundamental Investors

Looking forward

In 2022, most large cap tech stocks declined thanks in part to the lofty tech sector multiples at the end of 2021. In turn, those low valuations contributed to an increase in large cap tech stock returns in 2023. Going forward, we expect to see greater divergence in outcomes for the top tech companies amid the intense competition for leadership in new AI-related fields.

Fresh off the heels of a whirlwind hiking cycle, the Fed may choose to reverse course and begin cutting rates this year. The Fed’s actions will be broadly impactful whether they lower rates or not. It also remains to be seen whether consumer sentiment will catch up to the slowing pace of inflation, as stubbornly high prices of some basic goods have driven a popular outlook more pessimistic than the economy might warrant on the numbers.

There are other risks to consider. U.S. presidential elections can be contentious even in more staid times, but the prospect of multiple criminal trials running concurrently with peak campaign season is unprecedented. The outcome will be especially relevant for companies in more regulatory-sensitive sectors, such as financials and health care.

Energy holdings could be impacted by the Israel-Hamas war if it expands into other countries. Prudent stock selection was a bulwark against wider sector losses last year, delivering a positive return for the fund against the S&P 500’s energy sector loss. Unexpected or severe escalations in that conflict could be broadly detrimental.

In the face of all that uncertainty, we remain optimistic. The portfolio is well diversified across industries, constructed using bottom-up, fundamental investment research. Our company-by-company approach served us well in 2023, and in some areas shielded us from losses.

Rather than rest on the laurels of 2023’s strong return, however, our portfolio managers continue to diligently monitor potential risks and opportunities for the fund. Our flexible, long-term strategy has carried the fund through decades of market-moving events, and we believe it will continue to do so.

We thank you for your continued support and investment in Fundamental Investors.

Sincerely,

Mark L. Casey
Co-President

Brady L. Enright
Co-President

February 9, 2024

For current information about the fund, refer to capitalgroup.com.

Past results are not predictive of results in future periods.

Fundamental Investors	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2023)

	1 year	5 years	10 years
Class F-2 shares	26.16%	13.75%	10.88%
Class A shares*	18.63	12.18	10.00

**Assumes payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratios are 0.38% for Class F-2 shares and 0.60% for Class A shares as of the prospectus dated March 1, 2024 (unaudited).

$2,400,000
1,000,000
100,000
10,000
8,000
Year ended December 31
1978[5]
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	Includes reinvested dividends and reinvested capital gain distributions.
[4]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	For the period August 1, 1978 (when Capital Research and Management Company became investment adviser), through December 31, 1978.

4	Fundamental Investors

How a hypothetical $10,000 investment has grown

The chart illustrates how a hypothetical $10,000 investment in Fundamental Investors Class F-2 and Class A shares grew between August 1, 1978 — when Capital Research and Management Company became the fund’s investment adviser — and December 31, 2023. The chart also shows how the unmanaged S&P 500 Index fared over this same period.

Fundamental Investors	5

Investment portfolio December 31, 2023

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	81.24%
Canada	3.66
Eurozone*	3.46
United Kingdom	2.52
Denmark	1.73
Taiwan	1.21
South Korea	1.01
Sweden	.77
Switzerland	.60
Other countries	1.67
Short-term securities & other assets less liabilities	2.13
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Ireland, the Netherlands and Spain.

Common stocks 97.83%	Shares	Value (000)
Information technology 24.23%
Broadcom, Inc.	7,149,719	$7,980,873
Microsoft Corp.	19,864,516	7,469,853
Salesforce, Inc.[1]	6,362,885	1,674,330
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	7,553,606	785,575
Taiwan Semiconductor Manufacturing Co., Ltd.	37,725,000	726,036
Applied Materials, Inc.	8,773,250	1,421,881
Apple, Inc.	7,024,465	1,352,420
Micron Technology, Inc.	14,520,835	1,239,208
Arista Networks, Inc.[1]	4,733,384	1,114,759
TE Connectivity, Ltd.	6,383,706	896,911
ASML Holding NV	1,144,822	864,355
ASML Holding NV (ADR)	34,262	25,934
SK hynix, Inc.	6,537,375	713,784
NVIDIA Corp.	1,354,530	670,790
Motorola Solutions, Inc.	2,099,026	657,184
KLA Corp.	881,001	512,126
MicroStrategy, Inc., Class A1,2	509,755	321,971
Shopify, Inc., Class A, subordinate voting shares[1]	3,986,243	310,528
ServiceNow, Inc.[1]	401,806	283,872
Wolfspeed, Inc.[1]	5,854,097	254,712
Advanced Micro Devices, Inc.[1]	1,671,689	246,424
SAP SE	1,412,393	217,262
ON Semiconductor Corp.[1]	2,120,000	177,084
NetApp, Inc.	1,656,831	146,066
CDW Corp.	449,723	102,231
Intel Corp.	1,962,931	98,637
Samsung Electronics Co., Ltd.	332,847	20,244
Crane NXT, Co.	165,157	9,392
		30,294,442

Health care 13.13%
UnitedHealth Group, Inc.	4,323,393	2,276,137
Novo Nordisk AS, Class B	20,899,749	2,161,762
Eli Lilly and Co.	2,766,420	1,612,602
Centene Corp.[1]	15,753,657	1,169,079
Thermo Fisher Scientific, Inc.	1,932,899	1,025,963
AstraZeneca PLC	7,032,811	947,203
AstraZeneca PLC (ADR)	154,697	10,419
Molina Healthcare, Inc.[1]	1,921,470	694,246
Vertex Pharmaceuticals, Inc.[1]	1,416,971	576,551
Pfizer, Inc.	17,643,046	507,943
Alnylam Pharmaceuticals, Inc.[1]	2,626,264	502,693
Gilead Sciences, Inc.	6,081,408	492,655
Regeneron Pharmaceuticals, Inc.[1]	554,170	486,722

6	Fundamental Investors

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Abbott Laboratories	4,383,851	$482,530
CVS Health Corp.	3,508,183	277,006
Danaher Corp.	1,165,144	269,544
Cooper Companies, Inc.	655,596	248,104
Johnson & Johnson	1,429,333	224,034
Zoetis, Inc., Class A	1,113,864	219,843
Humana, Inc.	469,211	214,809
Exact Sciences Corp.[1]	2,800,000	207,144
Illumina, Inc.[1]	1,436,926	200,078
Bristol-Myers Squibb Co.	3,786,436	194,282
DexCom, Inc.[1]	1,472,353	182,704
agilon health, Inc.[1]	14,325,410	179,784
AbbVie, Inc.	1,002,024	155,284
Edwards Lifesciences Corp.[1]	1,991,693	151,867
Elevance Health, Inc.	304,506	143,593
Mettler-Toledo International, Inc.[1]	116,932	141,834
Rede D’Or Sao Luiz SA	23,367,000	137,666
Sarepta Therapeutics, Inc.[1]	999,416	96,374
Karuna Therapeutics, Inc.[1]	279,186	88,365
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	6,727,432	70,234
HCA Healthcare, Inc.	206,310	55,844
McKesson Corp.	24,614	11,396
		16,416,294

Industrials 12.74%
TransDigm Group, Inc.	2,337,884	2,365,004
Carrier Global Corp.	21,427,273	1,230,997
Boeing Co.[1]	3,777,234	984,574
RTX Corp.	10,682,703	898,843
Caterpillar, Inc.	3,028,905	895,556
CSX Corp.	19,803,055	686,572
ITT, Inc.[3]	5,560,575	663,488
United Rentals, Inc.	1,082,791	620,894
Regal Rexnord Corp.[3]	3,968,556	587,426
Airbus SE, non-registered shares	3,382,959	522,188
Quanta Services, Inc.	2,302,800	496,944
Ceridian HCM Holding, Inc.[1]	6,508,226	436,832
General Electric Co.	3,367,254	429,763
Equifax, Inc.	1,681,536	415,827
Northrop Grumman Corp.	765,929	358,562
Schneider Electric SE	1,742,169	350,786
TFI International, Inc. (CAD denominated)	2,544,976	346,181
Ryanair Holdings PLC (ADR)	2,572,191	343,027
Waste Connections, Inc.	1,833,104	273,627
Rockwell Automation	792,893	246,177
Rolls-Royce Holdings PLC[1]	58,525,744	222,889
Ingersoll-Rand, Inc.	2,529,124	195,602
Huntington Ingalls Industries, Inc.	668,688	173,618
TransUnion	2,338,816	160,700
Deere & Co.	400,000	159,948
Lifco AB, Class B	6,221,596	152,951
United Airlines Holdings, Inc.[1]	3,680,183	151,844
Union Pacific Corp.	593,400	145,751
ABB, Ltd.	3,242,466	144,092
Safran SA	714,208	125,989
FedEx Corp.	485,163	122,732
Sandvik AB	5,250,000	113,630
Dun & Bradstreet Holdings, Inc.	9,611,930	112,460
LIXIL Corp.	8,162,300	101,996
AMETEK, Inc.	601,582	99,195
Paychex, Inc.	747,662	89,054
Lockheed Martin Corp.	190,000	86,116
United Parcel Service, Inc., Class B	530,271	83,375
Honeywell International, Inc.	394,746	82,782
IMCD NV	399,754	69,750
Paylocity Holding Corp.[1]	419,000	69,072
Crane Co.	300,606	35,514

Fundamental Investors	7

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Veralto Corp.	388,381	$31,948
SS&C Technologies Holdings, Inc.	502,690	30,719
Concentrix Corp.	146,684	14,406
		15,929,401

Financials 11.63%
Visa, Inc., Class A	5,933,760	1,544,854
Apollo Asset Management, Inc.	10,934,978	1,019,031
Mastercard, Inc., Class A	2,248,996	959,219
Fiserv, Inc.[1]	6,165,145	818,978
JPMorgan Chase & Co.	4,680,650	796,179
Blackstone, Inc.	5,910,209	773,765
Aon PLC, Class A	2,232,419	649,679
KKR & Co., Inc.	7,625,528	631,775
HDFC Bank, Ltd.	23,807,000	488,388
Discover Financial Services	4,199,323	472,004
Marsh & McLennan Companies, Inc.	2,463,258	466,713
S&P Global, Inc.	882,225	388,638
BlackRock, Inc.	475,319	385,864
Wells Fargo & Co.	7,719,422	379,950
Goldman Sachs Group, Inc.	929,941	358,743
Intercontinental Exchange, Inc.	2,779,776	357,007
OneMain Holdings, Inc.[3]	6,912,984	340,119
Blue Owl Capital, Inc., Class A	22,020,438	328,105
Brookfield Corp., Class A	6,790,486	272,434
Arthur J. Gallagher & Co.	1,190,748	267,775
Synchrony Financial	6,675,735	254,946
Progressive Corp.	1,579,580	251,595
Chubb, Ltd.	1,065,406	240,782
Arch Capital Group, Ltd.[1]	2,998,153	222,673
Citizens Financial Group, Inc.	6,501,656	215,465
Ares Management Corp., Class A	1,714,097	203,840
Fidelity National Information Services, Inc.	2,728,987	163,930
Capital One Financial Corp.	1,209,440	158,582
CME Group, Inc., Class A	742,543	156,380
RenaissanceRe Holdings, Ltd.	769,000	150,724
Block, Inc., Class A1	1,853,858	143,396
Kotak Mahindra Bank, Ltd.	6,087,000	139,472
Edenred SA	2,189,615	131,471
London Stock Exchange Group PLC	1,110,092	131,228
Moody’s Corp.	197,486	77,130
China Merchants Bank Co., Ltd., Class H	21,122,000	73,540
Brown & Brown, Inc.	931,248	66,221
Morgan Stanley	465,668	43,424
Checkout Payments Group, Ltd., Class B1,4,5	159,760	14,771
Charles Schwab Corp. (The)	119,616	8,230
		14,547,020

Consumer discretionary 8.73%
Amazon.com, Inc.[1]	11,591,865	1,761,268
Restaurant Brands International, Inc.	13,027,650	1,017,850
Booking Holdings, Inc.[1]	285,848	1,013,966
Home Depot, Inc.	2,391,202	828,671
Evolution AB	5,871,583	702,751
Coupang, Inc., Class A1	32,389,096	524,379
D.R. Horton, Inc.	3,257,500	495,075
YUM! Brands, Inc.	3,710,046	484,755
Five Below, Inc.[1]	1,886,092	402,039
MercadoLibre, Inc.[1]	255,604	401,692
Chipotle Mexican Grill, Inc.[1]	123,524	282,494
LVMH Moët Hennessy-Louis Vuitton SE	319,703	259,319
Flutter Entertainment PLC[1]	1,441,125	253,798
NIKE, Inc., Class B	2,304,563	250,206
Hilton Worldwide Holdings, Inc.	1,246,890	227,046
B&M European Value Retail SA	29,728,147	211,728
Toll Brothers, Inc.	2,023,855	208,032
Tractor Supply Co.	961,918	206,841
Galaxy Entertainment Group, Ltd.	34,433,000	192,455

8	Fundamental Investors

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Kering SA	394,368	$175,013
Amadeus IT Group SA, Class A, non-registered shares	2,329,408	167,065
Trainline PLC[1,3]	31,224,767	127,577
Burlington Stores, Inc.[1]	650,460	126,501
Royal Caribbean Cruises, Ltd.[1]	962,882	124,684
adidas AG	518,939	105,521
Caesars Entertainment, Inc.[1]	2,083,016	97,652
Floor & Decor Holdings, Inc., Class A1	796,364	88,842
Darden Restaurants, Inc.	375,456	61,687
Domino’s Pizza, Inc.	139,914	57,677
General Motors Co.	933,923	33,547
Mattel, Inc.[1]	641,609	12,114
Churchill Downs, Inc.	76,947	10,382
		10,912,627

Consumer staples 8.31%
Philip Morris International, Inc.	31,339,305	2,948,402
Dollar Tree Stores, Inc.[1]	8,320,861	1,181,978
British American Tobacco PLC	31,858,676	929,708
British American Tobacco PLC (ADR)	551,226	16,146
Keurig Dr Pepper, Inc.	21,261,644	708,438
Performance Food Group Co.[1,3]	10,058,726	695,561
Dollar General Corp.	4,631,919	629,709
Nestlé SA	5,223,296	604,531
Altria Group, Inc.	14,911,882	601,545
Bunge Global SA	3,732,000	376,745
Mondelez International, Inc., Class A	4,996,922	361,927
Constellation Brands, Inc., Class A	1,221,778	295,365
Church & Dwight Co., Inc.	2,073,391	196,060
Monster Beverage Corp.[1]	3,177,896	183,079
Procter & Gamble Co.	1,088,259	159,473
Target Corp.	1,117,311	159,127
Anheuser-Busch InBev SA/NV	2,377,500	153,602
Imperial Brands PLC	5,544,077	127,402
General Mills, Inc.	922,741	60,107
		10,388,905

Communication services 7.55%
Alphabet, Inc., Class C1	22,173,558	3,124,919
Alphabet, Inc., Class A1	2,912,168	406,801
Meta Platforms, Inc., Class A1	9,011,908	3,189,855
Netflix, Inc.[1]	2,127,369	1,035,773
Comcast Corp., Class A	15,779,142	691,915
Publicis Groupe SA	5,824,202	541,619
Charter Communications, Inc., Class A1	544,810	211,757
Warner Music Group Corp., Class A	3,233,039	115,711
Take-Two Interactive Software, Inc.[1]	689,495	110,974
Vodafone Group PLC (ADR)	892,350	7,764
		9,437,088

Materials 3.93%
Linde PLC	1,741,093	715,084
Grupo México, SAB de CV, Series B	106,915,100	592,972
Mosaic Co.[3]	16,389,055	585,581
Wheaton Precious Metals Corp.	10,393,800	512,830
Vale SA, ordinary nominative shares	17,717,000	280,936
Vale SA (ADR), ordinary nominative shares	1,123,309	17,816
Celanese Corp.	1,893,513	294,195
Rio Tinto PLC	3,555,054	264,027
Freeport-McMoRan, Inc.	5,496,614	233,991
Royal Gold, Inc.	1,806,500	218,514
Sherwin-Williams Co.	656,988	204,915
LyondellBasell Industries NV	2,057,400	195,618
Westlake Corp.	1,300,900	182,074
Glencore PLC	23,170,728	139,007
Crown Holdings, Inc.	1,172,400	107,966
Lundin Mining Corp.	12,951,224	105,952

Fundamental Investors	9

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Olin Corp.	1,735,482	$93,629
First Quantum Minerals, Ltd.	11,140,572	91,223
Barrick Gold Corp.	4,597,168	83,163
		4,919,493

Energy 3.84%
Canadian Natural Resources, Ltd. (CAD denominated)	18,063,501	1,183,421
ConocoPhillips	4,498,796	522,175
Exxon Mobil Corp.	4,754,725	475,378
Cenovus Energy, Inc. (CAD denominated)	26,968,197	449,385
EOG Resources, Inc.	3,292,671	398,249
Schlumberger NV	6,690,179	348,157
Baker Hughes Co., Class A	9,993,844	341,590
HF Sinclair Corp.	5,264,000	292,521
TC Energy Corp. (CAD denominated)[2]	5,121,034	200,041
Halliburton Co.	5,312,728	192,055
EQT Corp.	4,949,000	191,328
Equitrans Midstream Corp.	12,197,775	124,173
Chevron Corp.	437,035	65,188
TotalEnergies SE	359,816	24,442
		4,808,103

Utilities 2.53%
FirstEnergy Corp.	19,764,107	724,552
AES Corp.[3]	37,395,701	719,867
Constellation Energy Corp.	5,126,208	599,203
PG&E Corp.	24,135,105	435,156
CMS Energy Corp.	3,406,583	197,820
CenterPoint Energy, Inc.	5,874,423	167,832
Edison International	1,619,720	115,794
Brookfield Infrastructure Partners, LP	3,247,999	102,363
Southern Co. (The)	1,427,815	100,119
		3,162,706

Real estate 1.21%
VICI Properties, Inc. REIT	13,052,996	416,129
Extra Space Storage, Inc. REIT	2,414,560	387,126
Welltower, Inc. REIT	4,036,821	364,000
Equinix, Inc. REIT	318,520	256,533
Crown Castle, Inc. REIT	790,377	91,044
		1,514,832

Total common stocks (cost: $70,528,713,000)		122,330,911

Convertible stocks 0.04%
Utilities 0.04%
AES Corp., convertible preferred units, 6.875% 2/15/2024[3]	640,048	48,695

Total convertible stocks (cost: $64,005,000)		48,695

Short-term securities 2.19%
Money market investments 2.04%
Capital Group Central Cash Fund 5.44%[3,6]	25,511,151	2,550,860

10	Fundamental Investors

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.15%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[6,7]	90,151,551	$90,152
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[6,7]	84,966,738	84,967
Capital Group Central Cash Fund 5.44%[3,6,7]	188,693	18,867
		193,986

Total short-term securities (cost: $2,744,974,000)		2,744,846
Total investment securities 100.06% (cost: $73,337,692,000)		125,124,452
Other assets less liabilities (0.06)%		(79,937)

Net assets 100.00%		$125,044,515

Investments in affiliates3

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Common stocks 2.97%
Information technology 0.00%
Wolfspeed, Inc.[1,8]	$432,695	$82,870	$73,174		$(72,702)	$(114,977)	$—	$—
Industrials 1.00%
ITT, Inc.	451,240	—	346		58	212,536	663,488	6,452
Regal Rexnord Corp.	438,453	41,741	390		226	107,396	587,426	5,558
							1,250,914
Financials 0.27%
OneMain Holdings, Inc.	229,061	1,880	190		(6)	109,374	340,119	27,578
Consumer discretionary 0.10%
Trainline PLC[1]	100,746	3,240	60		(4)	23,655	127,577	—
Adient PLC[9]	168,855	—	203,707		(4,447)	39,299	—	—
							127,577
Consumer staples 0.56%
Performance Food Group Co.[1]	264,075	330,900	371		39	100,918	695,561	—
Materials 0.47%
Mosaic Co.	688,847	236,473	149,647		(74,553)	(115,539)	585,581	20,440
Utilities 0.57%
AES Corp.	1,024,783	255,367	328,146		(40,117)	(192,020)	719,867	20,182
Total common stocks							3,719,619
Convertible stocks 0.04%
Utilities 0.04%
AES Corp., convertible preferred units, 6.875% 2/15/2024	65,331	—	31		(8)	(16,597)	48,695	4,402
Short-term securities 2.06%
Money market investments 2.04%
Capital Group Central Cash Fund 5.44%[6]	4,506,752	9,872,524	11,828,606		893	(703)	2,550,860	170,717
Money market investments purchased with collateral from securities on loan 0.02%
Capital Group Central Cash Fund 5.44%[6,7]	35,156		16,289	[10]			18,867	—	[11]
Total short-term securities							2,569,727
Total 5.07%					$(190,621)	$153,342	$6,338,041	$255,329

Fundamental Investors	11

Restricted securities5

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Checkout Payments Group, Ltd., Class B1,4	1/11/2022	$49,613	$14,771	.01%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $205,308,000, which represented .16% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]	Value determined using significant unobservable inputs.
[5]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $14,771,000, which represented .01% of the net assets of the fund.
[6]	Rate represents the seven-day yield at 12/31/2023.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[8]	Affiliated issuer during the reporting period but no longer an affiliate at 12/31/2023. Refer to the investment portfolio for the security value at 12/31/2023.
[9]	Affiliated issuer during the reporting period but no longer held at 12/31/2023.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

12	Fundamental Investors

Financial statements

Statement of assets and liabilities
at December 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value (includes $205,308 of investment securities on loan):
Unaffiliated issuers (cost: $67,142,663)	$118,786,411
Affiliated issuers (cost: $6,195,029)	6,338,041	$125,124,452
Cash		7,978
Cash denominated in currencies other than U.S. dollars (cost: $7,368)		7,368
Cash collateral received for securities on loan		21,554
Receivables for:
Sales of investments	105,253
Sales of fund’s shares	62,826
Dividends	179,041
Securities lending income	51
Other	2,516	349,687
		125,511,039
Liabilities:
Collateral for securities on loan		215,540
Payables for:
Purchases of investments	66,201
Repurchases of fund’s shares	109,967
Investment advisory services	24,865
Services provided by related parties	23,509
Trustees’ deferred compensation	4,220
Non-U.S. taxes	21,302
Other	920	250,984
Net assets at December 31, 2023		$125,044,515

Net assets consist of:
Capital paid in on shares of beneficial interest		$72,186,081
Total distributable earnings (accumulated loss)		52,858,434
Net assets at December 31, 2023		$125,044,515

Refer to the notes to financial statements.

Fundamental Investors	13

Financial statements (continued)

Statement of assets and liabilities
at December 31, 2023 (continued)
(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,749,854 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$65,454,028	915,597		$71.49
Class C	1,195,659	16,829		71.05
Class T	12	—	*	71.45
Class F-1	1,826,326	25,563		71.44
Class F-2	12,357,296	172,983		71.44
Class F-3	8,836,856	123,705		71.44
Class 529-A	3,607,255	50,573		71.33
Class 529-C	80,476	1,126		71.50
Class 529-E	95,995	1,347		71.26
Class 529-T	21	—	*	71.45
Class 529-F-1	14	—	*	71.24
Class 529-F-2	353,427	4,945		71.47
Class 529-F-3	15	—	*	71.47
Class R-1	94,034	1,324		71.04
Class R-2	665,336	9,381		70.92
Class R-2E	84,445	1,190		70.99
Class R-3	1,499,283	21,040		71.26
Class R-4	1,335,697	18,739		71.28
Class R-5E	222,701	3,124		71.30
Class R-5	752,414	10,516		71.55
Class R-6	26,583,225	371,872		71.48

*	Amount less than one thousand.

Refer to the notes to financial statements.

14	Fundamental Investors

Financial statements (continued)

Statement of operations
for the year ended December 31, 2023	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $46,454; also includes $255,329 from affiliates)	$2,095,791
Interest from unaffiliated issuers	1,783
Securities lending income (net of fees)	1,669	$2,099,243
Fees and expenses*:
Investment advisory services	272,645
Distribution services	185,422
Transfer agent services	71,548
Administrative services	34,081
529 plan services	2,239
Reports to shareholders	2,203
Registration statement and prospectus	1,081
Trustees’ compensation	892
Auditing and legal	112
Custodian	2,556
Other	214	572,993
Net investment income		1,526,250

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $1,612):
Unaffiliated issuers	5,973,785
Affiliated issuers	(190,621)
In-kind redemptions	40,316
Currency transactions	4,297	5,827,777
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $15,481):
Unaffiliated issuers	18,971,574
Affiliated issuers	153,342
Currency translations	2,583	19,127,499
Net realized gain (loss) and unrealized appreciation (depreciation)		24,955,276

Net increase (decrease) in net assets resulting from operations		$26,481,526

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31,
	2023	2022
Operations:
Net investment income	$1,526,250	$1,772,023
Net realized gain (loss)	5,827,777	2,790,588
Net unrealized appreciation (depreciation)	19,127,499	(26,873,753)
Net increase (decrease) in net assets resulting from operations	26,481,526	(22,311,142)

Distributions paid to shareholders	(7,133,843)	(5,298,445)

Net capital share transactions	635,189	(3,018,635)

Total increase (decrease) in net assets	19,982,872	(30,628,222)

Net assets:
Beginning of year	105,061,643	135,689,865
End of year	$125,044,515	$105,061,643

Refer to the notes to financial statements.

Fundamental Investors	15

Notes to financial statements

1. Organization

American Funds Fundamental Investors (the “trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company and has initially issued one series of shares, Fundamental Investors (the “fund”). The fund seeks long-term growth of capital and income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

16	Fundamental Investors

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains or losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Fundamental Investors	17

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$27,752,761	$2,541,681	$—	$30,294,442
Health care	13,169,663	3,246,631	—	16,416,294
Industrials	14,125,130	1,804,271	—	15,929,401
Financials	13,568,150	964,099	14,771	14,547,020
Consumer discretionary	8,717,400	2,195,227	—	10,912,627
Consumer staples	8,573,662	1,815,243	—	10,388,905
Communication services	8,895,469	541,619	—	9,437,088
Materials	4,235,523	683,970	—	4,919,493
Energy	4,783,661	24,442	—	4,808,103
Utilities	3,162,706	—	—	3,162,706
Real estate	1,514,832	—	—	1,514,832
Convertible stocks	48,695	—	—	48,695
Short-term securities	2,744,846	—	—	2,744,846
Total	$111,292,498	$13,817,183	$14,771	$125,124,452

18	Fundamental Investors

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Fundamental Investors	19

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of December 31, 2023, the total value of securities on loan was $205,308,000, and the total value of collateral received was $215,540,000, which consisted entirely of cash. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2023, the fund recognized $1,509,000 in reclaims (net of $56,000 in fees and the effect of realized gain or loss from currency translations) related to European court rulings, which is included in dividend income in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

20	Fundamental Investors

During the year ended December 31, 2023, the fund reclassified $364,393,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$287,538
Undistributed long-term capital gains	830,148
Gross unrealized appreciation on investments	53,840,986
Gross unrealized depreciation on investments	(2,083,053)
Net unrealized appreciation (depreciation) on investments	51,757,933
Cost of investments	73,366,519

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2023						Year ended December 31, 2022
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$749,074		$2,933,275		$3,682,349		$877,592		$1,855,051		$2,732,643
Class C	5,603		54,568		60,171		9,246		41,196		50,442
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	20,566		82,674		103,240		25,634		56,285		81,919
Class F-2	165,807		554,395		720,202		191,768		353,408		545,176
Class F-3	128,278		397,920		526,198		149,442		259,870		409,312
Class 529-A	40,093		162,206		202,299		47,115		101,971		149,086
Class 529-C	318		3,705		4,023		607		3,048		3,655
Class 529-E	866		4,335		5,201		1,060		2,743		3,803
Class 529-T	—	*	1		1		—	*	1		1
Class 529-F-1	—	*	1		1		—	*	—	*	—	*
Class 529-F-2	4,573		15,497		20,070		4,665		8,566		13,231
Class 529-F-3	—	*	1		1		—	*	—	*	—	*
Class R-1	433		4,289		4,722		647		2,896		3,543
Class R-2	3,050		30,078		33,128		4,394		20,008		24,402
Class R-2E	605		3,786		4,391		782		2,551		3,333
Class R-3	13,021		68,033		81,054		17,042		46,983		64,025
Class R-4	15,406		60,779		76,185		20,063		43,797		63,860
Class R-5E	4,343		11,604		15,947		6,329		12,687		19,016
Class R-5	11,134		34,303		45,437		15,537		27,874		43,411
Class R-6	371,769		1,177,454		1,549,223		398,202		689,385		1,087,587
Total	$1,534,939		$5,598,904		$7,133,843		$1,770,125		$3,528,320		$5,298,445

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.227% on such assets in excess of $144 billion. For the year ended December 31, 2023, the investment advisory services fees were $272,645,000, which were equivalent to an annualized rate of 0.240% of average daily net assets.

Fundamental Investors	21

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2023, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended December 31, 2023, the 529 plan services fees were $2,239,000, which were equivalent to 0.059% of the average daily net assets of each 529 share class.

22	Fundamental Investors

For the year ended December 31, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$144,586	$47,363		$17,889		Not applicable
Class C	11,627	932		351		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	4,221	2,183		516		Not applicable
Class F-2	Not applicable	11,465		3,361		Not applicable
Class F-3	Not applicable	83		2,445		Not applicable
Class 529-A	7,549	2,419		989		$1,958
Class 529-C	815	61		25		49
Class 529-E	442	35		26		52
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	103		91		180
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	878	83		27		Not applicable
Class R-2	4,610	2,115		184		Not applicable
Class R-2E	462	156		23		Not applicable
Class R-3	7,064	2,116		424		Not applicable
Class R-4	3,168	1,280		380		Not applicable
Class R-5E	Not applicable	523		101		Not applicable
Class R-5	Not applicable	390		226		Not applicable
Class R-6	Not applicable	241		7,023		Not applicable
Total class-specific expenses	$185,422	$71,548		$34,081		$2,239

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $892,000 in the fund’s statement of operations reflects $440,000 in current fees (either paid in cash or deferred) and a net increase of $452,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,255,518,000 and $1,273,858,000, respectively, which generated $9,454,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2023.

Fundamental Investors	23

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class A	$2,352,864	35,502	$3,622,370	52,461		$(6,093,832)	(92,064)	$(118,598)	(4,101)
Class C	102,307	1,557	60,033	870		(346,076)	(5,289)	(183,736)	(2,862)
Class T	—	—	—	—		—	—	—	—
Class F-1	56,829	854	102,555	1,486		(264,720)	(4,003)	(105,336)	(1,663)
Class F-2	1,760,758	26,605	700,231	10,162		(2,356,219)	(35,581)	104,770	1,186
Class F-3	979,739	14,886	523,991	7,612		(1,656,758)	(25,112)	(153,028)	(2,614)
Class 529-A	238,883	3,617	202,246	2,935		(458,354)	(6,894)	(17,225)	(342)
Class 529-C	14,734	223	4,021	58		(38,733)	(586)	(19,978)	(305)
Class 529-E	8,015	122	5,200	76		(14,598)	(220)	(1,383)	(22)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	63,473	959	20,067	291		(46,616)	(700)	36,924	550
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	10,704	163	4,702	69		(20,760)	(315)	(5,354)	(83)
Class R-2	82,734	1,265	33,109	480		(141,262)	(2,171)	(25,419)	(426)
Class R-2E	11,486	176	4,391	64		(15,517)	(237)	360	3
Class R-3	168,608	2,559	80,895	1,173		(366,629)	(5,579)	(117,126)	(1,847)
Class R-4	124,190	1,886	76,174	1,107		(324,544)	(4,938)	(124,180)	(1,945)
Class R-5E	86,882	1,345	15,946	234		(245,134)	(3,770)	(142,306)	(2,191)
Class R-5	56,394	854	45,393	659		(260,073)	(3,959)	(158,286)	(2,446)
Class R-6	2,076,383	31,854	1,541,035	22,355		(1,952,331)	(29,560)	1,665,087	24,649
Total net increase (decrease)	$8,194,983	124,427	$7,042,362	102,092		$(14,602,156)	(220,978)	$635,189	5,541

Refer to the end of the table for footnotes.

24	Fundamental Investors

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class A	$2,874,872	44,281	$2,686,415	44,563		$(6,344,779)	(99,212)	$(783,492)	(10,368)
Class C	126,323	1,953	50,277	844		(382,119)	(5,921)	(205,519)	(3,124)
Class T	—	—	—	—		—	—	—	—
Class F-1	51,867	790	81,235	1,348		(353,727)	(5,426)	(220,625)	(3,288)
Class F-2	1,809,585	27,960	530,201	8,786		(3,298,598)	(51,329)	(958,812)	(14,583)
Class F-3	1,325,747	20,553	407,161	6,745		(2,112,716)	(33,393)	(379,808)	(6,095)
Class 529-A	243,116	3,748	149,056	2,478		(362,952)	(5,633)	29,220	593
Class 529-C	16,541	255	3,653	61		(41,747)	(641)	(21,553)	(325)
Class 529-E	6,921	107	3,802	63		(12,158)	(186)	(1,435)	(16)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	49,591	769	13,228	219		(37,401)	(584)	25,418	404
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	9,634	147	3,528	59		(19,699)	(304)	(6,537)	(98)
Class R-2	94,497	1,458	24,386	410		(167,595)	(2,571)	(48,712)	(703)
Class R-2E	12,959	197	3,333	56		(28,489)	(438)	(12,197)	(185)
Class R-3	197,418	3,038	63,926	1,066		(409,922)	(6,286)	(148,578)	(2,182)
Class R-4	147,179	2,250	63,844	1,062		(431,790)	(6,670)	(220,767)	(3,358)
Class R-5E	121,377	1,853	19,014	316		(268,207)	(4,128)	(127,816)	(1,959)
Class R-5	68,258	1,054	43,358	717		(283,240)	(4,414)	(171,624)	(2,643)
Class R-6	1,876,217	29,848	1,082,070	17,916		(2,724,088)	(42,583)	234,199	5,181
Total net increase (decrease)	$9,032,102	140,261	$5,228,490	86,709		$(17,279,227)	(269,719)	$(3,018,635)	(42,749)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $30,651,602,000 and $33,815,843,000, respectively, during the year ended December 31, 2023.

Fundamental Investors	25

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2023	$60.26	$.83	$14.55	$15.38	$(.84)	$(3.31)	$(4.15)	$71.49	25.88%	$65,454		.60%		.60%		1.25%
12/31/2022	75.96	.95	(13.65)	(12.70)	(.96)	(2.04)	(3.00)	60.26	(16.67)	55,416		.60		.60		1.48
12/31/2021	69.15	.96	14.18	15.14	(.94)	(7.39)	(8.33)	75.96	22.49	70,646		.59		.59		1.26
12/31/2020	62.02	.89	8.05	8.94	(1.03)	(.78)	(1.81)	69.15	14.95	60,572		.61		.61		1.48
12/31/2019	52.29	.98	13.30	14.28	(.94)	(3.61)	(4.55)	62.02	27.61	56,715		.61		.61		1.65
Class C:
12/31/2023	59.90	.32	14.47	14.79	(.33)	(3.31)	(3.64)	71.05	24.93	1,196		1.35		1.35		.49
12/31/2022	75.51	.46	(13.56)	(13.10)	(.47)	(2.04)	(2.51)	59.90	(17.30)	1,180		1.35		1.35		.71
12/31/2021	68.77	.38	14.11	14.49	(.36)	(7.39)	(7.75)	75.51	21.59	1,723		1.34		1.34		.51
12/31/2020	61.66	.45	8.01	8.46	(.57)	(.78)	(1.35)	68.77	14.08	1,671		1.35		1.35		.76
12/31/2019	52.00	.52	13.23	13.75	(.48)	(3.61)	(4.09)	61.66	26.66	2,061		1.37		1.37		.89
Class T:
12/31/2023	60.22	1.01	14.55	15.56	(1.02)	(3.31)	(4.33)	71.45	26.22 [5]	—	[6]	.32	[5]	.32	[5]	1.52	[5]
12/31/2022	75.93	1.12	(13.66)	(12.54)	(1.13)	(2.04)	(3.17)	60.22	(16.46)[5]	—	[6]	.34	[5]	.34	[5]	1.73	[5]
12/31/2021	69.12	1.13	14.19	15.32	(1.12)	(7.39)	(8.51)	75.93	22.78 [5]	—	[6]	.36	[5]	.36	[5]	1.49	[5]
12/31/2020	62.02	1.04	8.02	9.06	(1.18)	(.78)	(1.96)	69.12	15.22 [5]	—	[6]	.36	[5]	.36	[5]	1.74	[5]
12/31/2019	52.28	1.12	13.32	14.44	(1.09)	(3.61)	(4.70)	62.02	27.95 [5]	—	[6]	.37	[5]	.37	[5]	1.90	[5]
Class F-1:
12/31/2023	60.22	.79	14.54	15.33	(.80)	(3.31)	(4.11)	71.44	25.79	1,826		.65		.65		1.20
12/31/2022	75.91	.91	(13.63)	(12.72)	(.93)	(2.04)	(2.97)	60.22	(16.71)	1,640		.65		.65		1.41
12/31/2021	69.10	.91	14.18	15.09	(.89)	(7.39)	(8.28)	75.91	22.42	2,316		.65		.65		1.20
12/31/2020	61.98	.87	8.03	8.90	(1.00)	(.78)	(1.78)	69.10	14.89	2,522		.65		.65		1.45
12/31/2019	52.26	.94	13.29	14.23	(.90)	(3.61)	(4.51)	61.98	27.53	2,771		.66		.66		1.60
Class F-2:
12/31/2023	60.21	.97	14.55	15.52	(.98)	(3.31)	(4.29)	71.44	26.16	12,357		.38		.38		1.47
12/31/2022	75.91	1.09	(13.65)	(12.56)	(1.10)	(2.04)	(3.14)	60.21	(16.49)	10,345		.39		.39		1.68
12/31/2021	69.11	1.12	14.17	15.29	(1.10)	(7.39)	(8.49)	75.91	22.73	14,149		.38		.38		1.47
12/31/2020	62.00	1.02	8.03	9.05	(1.16)	(.78)	(1.94)	69.11	15.20	11,567		.39		.39		1.71
12/31/2019	52.27	1.10	13.30	14.40	(1.06)	(3.61)	(4.67)	62.00	27.87	10,821		.40		.40		1.86
Class F-3:
12/31/2023	60.21	1.04	14.55	15.59	(1.05)	(3.31)	(4.36)	71.44	26.27	8,837		.28		.28		1.57
12/31/2022	75.91	1.16	(13.65)	(12.49)	(1.17)	(2.04)	(3.21)	60.21	(16.39)	7,606		.28		.28		1.80
12/31/2021	69.11	1.20	14.17	15.37	(1.18)	(7.39)	(8.57)	75.91	22.86	10,052		.28		.28		1.58
12/31/2020	62.00	1.08	8.03	9.11	(1.22)	(.78)	(2.00)	69.11	15.32	8,288		.29		.29		1.81
12/31/2019	52.27	1.17	13.29	14.46	(1.12)	(3.61)	(4.73)	62.00	28.01	7,595		.30		.30		1.97
Class 529-A:
12/31/2023	60.13	.80	14.52	15.32	(.81)	(3.31)	(4.12)	71.33	25.81	3,607		.64		.64		1.21
12/31/2022	75.81	.93	(13.63)	(12.70)	(.94)	(2.04)	(2.98)	60.13	(16.69)	3,061		.63		.63		1.44
12/31/2021	69.02	.93	14.16	15.09	(.91)	(7.39)	(8.30)	75.81	22.46	3,815		.63		.63		1.22
12/31/2020	61.92	.86	8.02	8.88	(1.00)	(.78)	(1.78)	69.02	14.88	3,219		.65		.65		1.43
12/31/2019	52.21	.94	13.28	14.22	(.90)	(3.61)	(4.51)	61.92	27.53	2,810		.67		.67		1.60

Refer to the end of the table for footnotes.

26	Fundamental Investors

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2023	$60.24	$.29	$14.56	$14.85	$(.28)	$(3.31)	$(3.59)	$71.50	24.87%		$81		1.40%		1.40%		.44%
12/31/2022	75.90	.43	(13.63)	(13.20)	(.42)	(2.04)	(2.46)	60.24	(17.34)		86		1.40		1.40		.66
12/31/2021	69.09	.35	14.17	14.52	(.32)	(7.39)	(7.71)	75.90	21.52		133		1.38		1.38		.46
12/31/2020	61.90	.46	8.03	8.49	(.52)	(.78)	(1.30)	69.09	14.05		144		1.40		1.40		.78
12/31/2019	52.19	.50	13.27	13.77	(.45)	(3.61)	(4.06)	61.90	26.59		350		1.41		1.41		.84
Class 529-E:
12/31/2023	60.07	.64	14.51	15.15	(.65)	(3.31)	(3.96)	71.26	25.52		96		.87		.87		.97
12/31/2022	75.73	.78	(13.61)	(12.83)	(.79)	(2.04)	(2.83)	60.07	(16.89)		82		.87		.87		1.21
12/31/2021	68.96	.75	14.14	14.89	(.73)	(7.39)	(8.12)	75.73	22.16		105		.86		.86		.99
12/31/2020	61.85	.73	8.03	8.76	(.87)	(.78)	(1.65)	68.96	14.65		96		.87		.87		1.23
12/31/2019	52.16	.81	13.26	14.07	(.77)	(3.61)	(4.38)	61.85	27.24		94		.89		.89		1.37
Class 529-T:
12/31/2023	60.23	.97	14.54	15.51	(.98)	(3.31)	(4.29)	71.45	26.11	[5]	—	[6]	.39	[5]	.39	[5]	1.46	[5]
12/31/2022	75.93	1.08	(13.65)	(12.57)	(1.09)	(2.04)	(3.13)	60.23	(16.50)[5]		—	[6]	.40	[5]	.40	[5]	1.67	[5]
12/31/2021	69.13	1.10	14.17	15.27	(1.08)	(7.39)	(8.47)	75.93	22.69	[5]	—	[6]	.41	[5]	.41	[5]	1.44	[5]
12/31/2020	62.02	1.00	8.04	9.04	(1.15)	(.78)	(1.93)	69.13	15.17	[5]	—	[6]	.41	[5]	.41	[5]	1.68	[5]
12/31/2019	52.28	1.09	13.31	14.40	(1.05)	(3.61)	(4.66)	62.02	27.86	[5]	—	[6]	.42	[5]	.42	[5]	1.85	[5]
Class 529-F-1:
12/31/2023	60.06	.91	14.51	15.42	(.93)	(3.31)	(4.24)	71.24	26.02	[5]	—	[6]	.46	[5]	.46	[5]	1.39	[5]
12/31/2022	75.73	1.04	(13.62)	(12.58)	(1.05)	(2.04)	(3.09)	60.06	(16.56)[5]		—	[6]	.46	[5]	.46	[5]	1.61	[5]
12/31/2021	68.95	1.06	14.16	15.22	(1.05)	(7.39)	(8.44)	75.73	22.68	[5]	—	[6]	.45	[5]	.45	[5]	1.40	[5]
12/31/2020	61.85	.97	8.05	9.02	(1.14)	(.78)	(1.92)	68.95	15.19	[5]	—	[6]	.42	[5]	.42	[5]	1.66	[5]
12/31/2019	52.15	1.08	13.27	14.35	(1.04)	(3.61)	(4.65)	61.85	27.84		196		.43		.43		1.83
Class 529-F-2:
12/31/2023	60.24	.98	14.55	15.53	(.99)	(3.31)	(4.30)	71.47	26.14		354		.37		.37		1.48
12/31/2022	75.95	1.10	(13.66)	(12.56)	(1.11)	(2.04)	(3.15)	60.24	(16.48)		265		.38		.38		1.71
12/31/2021	69.14	1.12	14.17	15.29	(1.09)	(7.39)	(8.48)	75.95	22.73		303		.39		.39		1.47
12/31/2020[7,8]	59.63	.19	9.87	10.06	(.55)	—	(.55)	69.14	16.87	[9]	231		.07	[9]	.07	[9]	.29	[9]
Class 529-F-3:
12/31/2023	60.24	1.00	14.55	15.55	(1.01)	(3.31)	(4.32)	71.47	26.19		—	[6]	.33		.33		1.52
12/31/2022	75.95	1.12	(13.66)	(12.54)	(1.13)	(2.04)	(3.17)	60.24	(16.45)		—	[6]	.34		.34		1.74
12/31/2021	69.13	1.16	14.19	15.35	(1.14)	(7.39)	(8.53)	75.95	22.81		—	[6]	.35		.33		1.52
12/31/2020[7,8]	59.63	.20	9.86	10.06	(.56)	—	(.56)	69.13	16.88	[9]	—	[6]	.09	[9]	.06	[9]	.30	[9]
Class R-1:
12/31/2023	59.90	.32	14.46	14.78	(.33)	(3.31)	(3.64)	71.04	24.90		94		1.36		1.36		.48
12/31/2022	75.51	.45	(13.56)	(13.11)	(.46)	(2.04)	(2.50)	59.90	(17.30)		84		1.37		1.37		.70
12/31/2021	68.77	.36	14.11	14.47	(.34)	(7.39)	(7.73)	75.51	21.55		114		1.37		1.37		.48
12/31/2020	61.65	.42	8.02	8.44	(.54)	(.78)	(1.32)	68.77	14.05		113		1.39		1.39		.71
12/31/2019	52.00	.50	13.23	13.73	(.47)	(3.61)	(4.08)	61.65	26.60		132		1.40		1.40		.86

Refer to the end of the table for footnotes.

Fundamental Investors	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
12/31/2023	$59.81	$.31	$14.44	$14.75	$(.33)	$(3.31)	$(3.64)	$70.92	24.90%	$665	1.37%	1.37%	.48%
12/31/2022	75.41	.44	(13.55)	(13.11)	(.45)	(2.04)	(2.49)	59.81	(17.32)	587	1.39	1.39	.68
12/31/2021	68.70	.37	14.08	14.45	(.35)	(7.39)	(7.74)	75.41	21.54	792	1.37	1.37	.48
12/31/2020	61.61	.43	8.01	8.44	(.57)	(.78)	(1.35)	68.70	14.06	729	1.38	1.38	.72
12/31/2019	51.97	.51	13.22	13.73	(.48)	(3.61)	(4.09)	61.61	26.62	734	1.40	1.40	.87
Class R-2E:
12/31/2023	59.86	.50	14.46	14.96	(.52)	(3.31)	(3.83)	70.99	25.27	85	1.08	1.08	.77
12/31/2022	75.47	.63	(13.56)	(12.93)	(.64)	(2.04)	(2.68)	59.86	(17.08)	71	1.09	1.09	.98
12/31/2021	68.75	.58	14.10	14.68	(.57)	(7.39)	(7.96)	75.47	21.89	104	1.08	1.08	.77
12/31/2020	61.67	.60	8.01	8.61	(.75)	(.78)	(1.53)	68.75	14.39	99	1.08	1.08	1.01
12/31/2019	52.02	.69	13.23	13.92	(.66)	(3.61)	(4.27)	61.67	26.99	91	1.09	1.09	1.17
Class R-3:
12/31/2023	60.07	.60	14.52	15.12	(.62)	(3.31)	(3.93)	71.26	25.46	1,499	.93	.93	.92
12/31/2022	75.73	.73	(13.61)	(12.88)	(.74)	(2.04)	(2.78)	60.07	(16.94)	1,375	.93	.93	1.13
12/31/2021	68.96	.70	14.14	14.84	(.68)	(7.39)	(8.07)	75.73	22.08	1,898	.93	.93	.92
12/31/2020	61.84	.70	8.03	8.73	(.83)	(.78)	(1.61)	68.96	14.58	1,851	.93	.93	1.17
12/31/2019	52.15	.77	13.27	14.04	(.74)	(3.61)	(4.35)	61.84	27.17	1,986	.94	.94	1.31
Class R-4:
12/31/2023	60.09	.80	14.52	15.32	(.82)	(3.31)	(4.13)	71.28	25.82	1,336	.63	.63	1.22
12/31/2022	75.75	.92	(13.60)	(12.68)	(.94)	(2.04)	(2.98)	60.09	(16.69)	1,243	.63	.63	1.43
12/31/2021	68.97	.92	14.16	15.08	(.91)	(7.39)	(8.30)	75.75	22.45	1,821	.63	.63	1.22
12/31/2020	61.87	.88	8.01	8.89	(1.01)	(.78)	(1.79)	68.97	14.92	1,847	.63	.63	1.47
12/31/2019	52.17	.95	13.28	14.23	(.92)	(3.61)	(4.53)	61.87	27.57	1,970	.64	.64	1.62
Class R-5E:
12/31/2023	60.10	.90	14.55	15.45	(.94)	(3.31)	(4.25)	71.30	26.07	223	.43	.43	1.37
12/31/2022	75.77	1.04	(13.61)	(12.57)	(1.06)	(2.04)	(3.10)	60.10	(16.54)	319	.45	.45	1.60
12/31/2021	68.99	1.10	14.14	15.24	(1.07)	(7.39)	(8.46)	75.77	22.71	551	.42	.42	1.45
12/31/2020	61.90	.99	8.02	9.01	(1.14)	(.78)	(1.92)	68.99	15.14	418	.43	.43	1.67
12/31/2019	52.19	1.09	13.28	14.37	(1.05)	(3.61)	(4.66)	61.90	27.85	379	.43	.43	1.84
Class R-5:
12/31/2023	60.30	1.00	14.58	15.58	(1.02)	(3.31)	(4.33)	71.55	26.21	752	.33	.33	1.51
12/31/2022	76.02	1.12	(13.66)	(12.54)	(1.14)	(2.04)	(3.18)	60.30	(16.45)	782	.33	.33	1.73
12/31/2021	69.19	1.15	14.21	15.36	(1.14)	(7.39)	(8.53)	76.02	22.81	1,186	.33	.33	1.52
12/31/2020	62.08	1.06	8.03	9.09	(1.20)	(.78)	(1.98)	69.19	15.25	1,253	.33	.33	1.77
12/31/2019	52.33	1.13	13.33	14.46	(1.10)	(3.61)	(4.71)	62.08	27.95	1,354	.34	.34	1.91
Class R-6:
12/31/2023	60.25	1.04	14.55	15.59	(1.05)	(3.31)	(4.36)	71.48	26.26	26,583	.28	.28	1.57
12/31/2022	75.96	1.16	(13.66)	(12.50)	(1.17)	(2.04)	(3.21)	60.25	(16.39)	20,920	.28	.28	1.80
12/31/2021	69.14	1.20	14.19	15.39	(1.18)	(7.39)	(8.57)	75.96	22.87	25,982	.28	.28	1.58
12/31/2020	62.04	1.08	8.03	9.11	(1.23)	(.78)	(2.01)	69.14	15.30	21,200	.28	.28	1.80
12/31/2019	52.30	1.17	13.31	14.48	(1.13)	(3.61)	(4.74)	62.04	28.01	18,458	.29	.29	1.98

Refer to the end of the table for footnotes.

28	Fundamental Investors

Financial highlights (continued)

	Year ended December 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate for all share classes[10]	28%	27%	25%	48%	40%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

Fundamental Investors	29

Report of Independent Registered Public Accounting Firm

To the Shareholders of Fundamental Investors and Board of Trustees of American Funds Fundamental Investors:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Fundamental Investors, the fund constituting the American Funds Fundamental Investors (the “Fund”), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Costa Mesa, California
February 9, 2024

We have served as the auditor of one or more American Funds investment companies since 1956.

30	Fundamental Investors

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2023, through December 31, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fundamental Investors	31

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,101.59	$3.18	.60%
Class A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class C – actual return	1,000.00	1,097.44	7.14	1.35
Class C – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class T – actual return	1,000.00	1,103.12	1.75	.33
Class T – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class F-1 – actual return	1,000.00	1,101.39	3.44	.65
Class F-1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 – actual return	1,000.00	1,102.82	2.01	.38
Class F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-3 – actual return	1,000.00	1,103.45	1.48	.28
Class F-3 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 529-A – actual return	1,000.00	1,101.48	3.39	.64
Class 529-A – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 529-C – actual return	1,000.00	1,097.24	7.35	1.39
Class 529-C – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class 529-E – actual return	1,000.00	1,100.04	4.61	.87
Class 529-E – assumed 5% return	1,000.00	1,020.82	4.43	.87
Class 529-T – actual return	1,000.00	1,102.76	2.07	.39
Class 529-T – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-F-1 – actual return	1,000.00	1,102.37	2.44	.46
Class 529-F-1 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 529-F-2 – actual return	1,000.00	1,102.78	2.01	.38
Class 529-F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 529-F-3 – actual return	1,000.00	1,103.07	1.75	.33
Class 529-F-3 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-1 – actual return	1,000.00	1,097.50	7.19	1.36
Class R-1 – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2 – actual return	1,000.00	1,097.35	7.24	1.37
Class R-2 – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2E – actual return	1,000.00	1,099.07	5.71	1.08
Class R-2E – assumed 5% return	1,000.00	1,019.76	5.50	1.08
Class R-3 – actual return	1,000.00	1,099.76	4.92	.93
Class R-3 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-4 – actual return	1,000.00	1,101.56	3.34	.63
Class R-4 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-5E – actual return	1,000.00	1,102.58	2.33	.44
Class R-5E – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class R-5 – actual return	1,000.00	1,103.16	1.75	.33
Class R-5 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-6 – actual return	1,000.00	1,103.37	1.48	.28
Class R-6 – assumed 5% return	1,000.00	1,023.79	1.43	.28

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

32	Fundamental Investors

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2023:

Long-term capital gains	$5,922,936,000
Qualified dividend income	100%
Section 163(j) interest dividends	$124,737,000
Corporate dividends received deduction	$1,339,718,000
U.S. government income that may be exempt from state taxation	$45,879,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

Fundamental Investors	33

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2024. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC and information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and they were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through March 31, 2023. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

34	Fundamental Investors

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology, as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Fundamental Investors	35

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2022, through September 30, 2023. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

36	Fundamental Investors

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph J. Bonner, 1955	2019	President and CEO, Solana Beach Capital LLC (real estate advisory); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank)	3	Extra Space Storage
Cecilia V. Estolano, 1966	2022	Founder and CEO of Estolano Advisors (urban planning and public policy consultancy); CEO of Better World Group (boutique environmental advocacy consultancy)	3	None
John G. Freund, MD, 1953 Chair of the Board (Independent and Non-Executive)	2010	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995–2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016–2020)	14	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.
Yvonne L. Greenstreet, 1962	2019	Chief Executive Officer, Alnylam Pharmaceuticals, Inc.	3	None
Martin E. Koehler, 1957	2021	Independent management consultant	6	None
Sharon I. Meers, 1965	2017	Co-Founder and COO, Midi Health, Inc. (a women’s telehealth company)	7	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	9	Bunge Limited (agricultural business and food company)
Christopher E. Stone, 1956	2010	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government	11	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Brady L. Enright, 1967 Co-President	2015	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]	3	None
Anne-Marie Peterson, 1972	2019	Partner — Capital World Investors, Capital Research and Management Company	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 38 for footnotes.

Fundamental Investors	37

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark L. Casey, 1970 Co-President	2008	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]; Chairman of the Board, President and Director, Capital Management Services, Inc.[7]
Walt Burkley, 1966 Principal Executive Officer	2010	Senior Vice President and General Counsel — Fund Business Management Group, Capital Research and Management Company; General Counsel and Secretary, The Capital Group Companies, Inc.[7]; Director, Capital Research Company[7]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Julian N. Abdey, 1972 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Paul Benjamin, 1979 Senior Vice President	2020	Partner — Capital World Investors, Capital Research and Management Company
Mathews Cherian, 1967 Senior Vice President	2018	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]
Irfan M. Furniturewala, 1971 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[7]
Dimitrije M. Mitrinovic, 1977 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company
Diana Wagner, 1973 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Julie E. Lawton, 1973 Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Hong T. Le, 1978 Treasurer	2018	Vice President — Investment Operations, Capital Research and Management Company
Melissa Leyva, 1976 Assistant Secretary	2023	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016-2018; 2020	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

38	Fundamental Investors

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Fundamental Investors	39

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40	Fundamental Investors

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Fundamental Investors	41

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42	Fundamental Investors

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Fundamental Investors	43

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel
Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	Fundamental Investors

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2024, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph J. Bonner, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

FI

Registrant:

a) Audit Fees:
Audit	2022	101,000
	2023	3,000

b) Audit-Related Fees:
	2022	21,000
	2023	18,000

c) Tax Fees:
	2022	15,000
	2023	16,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	2,394,000
	2023	1,979,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2022	394,000
	2023	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,824,000 for fiscal year 2022 and $2,012,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS FUNDAMENTAL INVESTORS

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: February 29, 2024

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: February 29, 2024